John Hancock Variable Series Trust I
                               Mid Cap Growth Fund

                        Supplement dated October 8, 2001
                         to Prospectus dated May 1, 2001

          THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MAY 1, 2001
                           FOR THE MID CAP GROWTH FUND
             OF THE JOHN HANCOCK VARIABLE SERIES TRUST I ("TRUST").

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital Corporation ("Janus Capital"), the Mid Cap Growth Fund's subadviser, exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell") to sell his remaining stake in Janus Capital to Stilwell (the "Transaction"). Stilwell, a publicly traded holding company with principal operations in the financial asset management business, currently owns in excess of 90% of the outstanding shares of Janus Capital. Mr. Bailey and other Janus Capital employees own the remaining shares. Mr. Bailey intends to retain his positions as a director and Chief Executive Officer of Janus Capital.

Under the terms of the stock purchase agreement, Mr. Bailey has certain contractual management rights with respect to Janus Capital. These rights will terminate subsequent to the close of the Transaction. Upon termination of Mr. Bailey's contractual management rights, the current subadvisory agreement, through which Janus Capital provides investment management services to the Mid Cap Growth Fund, may be deemed to have been assigned by Janus Capital and therefore would terminate. Accordingly, the Board of Trustees of the Trust will be asked to approve a new subadvisory agreement among the Trust, John Hancock Life Insurance Company and Janus Capital (the "New Subadvisory Agreement") which will be the same in all material respects as the current subadvisory agreement. The New Subadvisory Agreement is to become effective upon the termination of Mr. Bailey's contractual management rights. The Board of Trustees will also be asked to seek shareholder approval of the New Subadvisory Agreement through a proxy solicitation that is presently scheduled to conclude on or about March 1, 2002.